UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 1, 2005
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                      AMERICAN BANCORP OF NEW JERSEY, INC.
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             (Exact name of Registrant as specified in its Charter)


     New Jersey                       0-51500                    55-0897507
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)


365 Broad Street, Bloomfield, New Jersey                           07003
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (973) 748-3600
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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                      AMERICAN BANCORP OF NEW JERSEY, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01     Other Events

On December 1, 2005, the Registrant issued a press release to report that its Board of Directors has declared a $0.04 per share quarterly cash dividend to stockholders of record as of December 12, 2005 payable on or about December 23, 2005.

A copy of the press release is furnished with this Form 8-K as Exhibit 99 and the information contained in the press release is incorporated herein.


Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number                        Description
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 99                Press Release dated December 1, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN BANCORP OF NEW JERSEY, INC.


Date: December 1, 2005                     By: /s/Eric B. Heyer
                                                -------------------------------
                                                Eric B. Heyer
                                                Senior Vice President and Chief
                                                Financial Officer